Exhibit 99.3
HORIZON LINES, INC. THIRD QUARTER 2010 REVIEW OCTOBER 22, 2010

Agenda Third Quarter 2010 Review Introduction and Overview Chuck Raymond Chairman, President & Chief Executive Officer Operations Review John Keenan Senior Vice President & Chief Operating Officer Asia Service Update Brian Taylor Senior Vice President, International Services Financial Review Mike Avara Senior Vice President & Chief Financial Officer Questions and Answers 2

Risks, Uncertainties, Other Factors with Respect to “Forward-Looking Statements” Risks, Uncertainties, Other Factors with Respect to “Forward-Looking Statements”: The information contained in this presentation should be read in conjunction with our filings made with the Securities and Exchange Commission. This presentation contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “target,” “projects,” “likely,” “will,” “would,” “could,” and similar expressions or phrases identify forward-looking statements. All forward-looking statements involve risk and uncertainties. In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this presentation might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. See the section entitled “Risk Factors” in our Form 10-K filed with the SEC on February 4, 2010, and in our subsequent Form 10-Qs, for a more complete discussion of these risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences. Use of Non-GAAP Measures Horizon Lines reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). The Company also believes that the presentation of certain non-GAAP measures, i.e., results excluding certain costs and expenses, provides useful information for the understanding of its ongoing operations and enables investors to focus on period-over-period operating performance without the impact of significant special items, and thereby enhances the user’s overall understanding of the Company’s current financial performance relative to past performance and provides a better baseline for modeling future earnings expectations. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. 3

Third Quarter 2010 Review Chuck Raymond Chairman, President & Chief Executive Officer Introduction and Overview

Third Quarter Highlights Modest growth of second quarter reversed course as slow recovery pace stagnated Volumes fell in Hawaii/Guam and Puerto Rico, and were down slightly in Alaska Rate pressures continued in Puerto Rico trade Fuel costs increased We managed our business well Terminal services and logistics revenue growth continued EBITDA performance nearly matched year ago Diligently managed costs Free cash flow and debt reduction remained solid story Outlook tied to pace of economic recovery Near-term will be driven by health of tradelane economies, rate pressures in Puerto Rico, fuel prices Longer-term offers additional growth potential from China and Guam 5

Third Quarter 2010 Review John Keenan Senior Vice President and Chief Operating Officer Operations Review

Alaska Economic Update Indicator 2008 2009 2010 2011 (% change YOY, except unemployment rate) Forecast(1) Forecast(1) Real GSP (% change YOY) (1.6) (4.5) 3.9 4.0 Unemployment Rate (%) 6.5 8.0 8.4 8.7 Real Personal Income (% change YOY) 7.8 (1.5) 1.9 2.4 Average Oil Price (2) $100 $62 $78 $83 Permanent Fund Dividend (3) $3,269 $1,305 $1,281 NA Economic and business landscape showing overall improvement Health care, government, retail, oil and transportation sectors showing modest growth; tourism and commercial construction continue to lag Port of Anchorage volumes stabilizing after 13% decline in 2009 Permanent fund dividend payment distributed this month Seafood industry anticipating solid winter and improved Pollock quotas (1) Sources: Moody’s, U.S. Energy Information Administration (EIA), Alaska Economic Development Corporation (2) Average oil price is for West Texas Intermediate. Alaska North Slope West Coast spot price is generally $2.50 less. (3) 2009 Permanent Fund Dividend included special energy resource rebate of $1,200; 2010 dividend is actual amount, not forecast. 7

Hawaii/Guam Economic Update HAWAII Indicator 2008 2009 2010 Forecast (1) 2011 Forecast (1) (% change YOY, except unemployment rate) UHERO DBEDT UHERO DBEDT Real GDP (1.3) (0.7) 0.0 1.2 0.9 1.6 Visitor Arrivals / Spending (10.5)/(11.0) (4.4)/(12.3) 6.7 / NF 4.6 / 8.2 2.6 / NF 3.8 / 6.6 Unemployment Rate 4.1 6.8 6.6 NF 6.0 NF Real Personal Income (0.6) (0.1) 0.4 0.3 1.3 0.8 Construction Income (7.1) (17.3) (2.5) NF 3.2 NF Gradual, uneven economic recovery continuing Visitor industry rebound not yet reflected in other state economic drivers Construction beginning to stabilize in some sectors; jobs and income lag Military privatized housing and construction remain stabilizing factor Overall economic growth expected to remain slow through 2011 GUAM Economy stable Business climate more optimistic as spending on infrastructure begins Positioned to capitalize on construction projects and military buildup (1) Sources: University of Hawaii Economic Research Organization, Hawaii Department of Business, Economic Development & Tourism NF: No Forecast 8

Puerto Rico Economic Update Indicator 2008 2009 2010 2011 (% change YOY, except unemployment rate) Forecast(1) Forecast(1) Real GNP (2.6) (2.4) (5.1) (0.2) Unemployment Rate 11.5 15.1 16.4 16.0 Real Personal Income 6.8 4.9 0.2 0.3 Personal Bankruptcies 16.3 25.3 4.0 (1.6) Multi- & Single-Family Building Permits (24.7) (42.3) 1.1 3.3 Recession lingers Economic contraction expected to continue through 2010 Construction activity, employment remain depressed Tourism experiencing mild recovery on revived cruises and other spending Fortuño administration tax-relief program for citizens planned for 2011 Some limited signs of business expansion (1) Sources: Moody’s September forecasts based on calendar year, Caribbean Business 9

Volume Update — Third Quarter Volume decline reflects slowdown in economic recovery after modest first-half rebound Volume declines greatest in Puerto Rico and Hawaii/Guam Alaska down slightly Container Volume 67,649 2.8% 65,726 2009 2010 Quarterly Volume % Change Vs Prior Year Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 -1.1% -2.4% -4.0% -5.8% -7.1% -9.8% -5.7% -4.2% -1.9% 0.7% -2.8% 10

Unit Revenue Update — Third Quarter Total unit revenue rose on increase in fuel surcharges Rates, net of fuel, up slightly Competitive rate pressures in Puerto Rico continue Unit Revenue Per Container Total $3,921 $3,818 2.7% Net of Fuel 2009 2010 $3,229 $3,247 2009 2010 11

Vessel Performance — Third Quarter Vessel Availability 100.0% 100.0% 2009 2010 Vessel availability at 100%, reflecting continued near perfect fleet reliability On-time arrivals improved from a year ago Vessel utilization at 57%, reflecting Q3 volume decline Vessel On-Time Arrivals 93.0% 90.0% 3.0% 2009 2010 Vessel Utilization 61.0% 4.0% 57.0% 2009 2010 12

Vessel Performance — Fleet Maintenance Excellent record of vessel availability and schedule integrity driven by fleet maintenance Two vessels dry-docked in Q3 One dry-dock scheduled for Q4 Deploy our own relief vessels during dry-docks Six dry-dockings and 3 UWILDS (underwater inspection in lieu of dry-dock) to be completed by year-end at total cost of approximately $19.4 million Horizon Spirit in Dry-Dock Cargo Holds Before Blasting and Coating After 13

Third Quarter 2010 Review Brian Taylor Senior Vice President, International Services Asia Service Update

Five Star Update — Progress Continues Preparations ongoing for first sailing New China service commences December 13th Vessel more than 40% contracted, goal is 75% by sailing day Contracts in place for over 12,000 new Horizon containers Long-term rate/capacity outlook remains positive 15

Five Star Update — Financial Considerations Modestly accretive to earnings in 2011, based on combined: Service volume / rate assumptions, and Savings from renegotiated terminal service agreements Opportunity to participate in longer-term market growth China’s leadership position in exports to the U.S. Expanding U.S.-to-China export opportunities Projected Guam growth Key levers can have positive impact on our plans Volume / Rate Change 50 containers / weekly $100 in rate Annualized EBITDA Impact ~ $3.2 million ~ $4.5 million 16

Five Star Update — Guam Preparations are underway for military relocation E.I.S. complete and infrastructure projects starting to move ahead Potential for meaningful volume increases in 2011 Positioned to improve service offering to Guam customers ‘Best-in-Class’ support on U.S. mainland 17

Third Quarter 2010 Review Mike Avara Senior Vice President & Chief Financial Officer Financial Review

Third Quarter Overview Adjusted EBITDA nearly flat, despite volume deceleration Performance reflects contributions from Alaska, terminal services and logistics businesses, combined with ongoing cost management Free cash flow remains solid Debt reduction continued and outpaced projections Financial performance reflects volume decline in Puerto Rico and Hawaii, as well as ongoing rate pressures in Puerto Rico Results also impacted by larger fuel recovery deficit, decline in space charter revenue, and increased number of dry-docks Pace of economic recovery will drive fourth-quarter performance Expect fuel prices to increase — $460 — $470/ton range Rate pressures will persist in Puerto Rico 19

Operating Revenue ($ in Millions) Third Quarter $308.0 $311.0 1.0% Nine Months $858.8 5.1% $902.7 2009 2010 20

Operating Revenue Change ($ in Millions) Third Quarter Nine Months Logistics $6.9 $18.0 Fuel surcharges 4.9 38.2 Terminal services and other 2.3 15.2 Rate/Mix 1.7 0.6 Volume (6.2) (8.8) Vessel Management Contract (6.6) (19.3) Total Increase $3.0 $43.9 21

Adjusted Operating Income(1) ($ in Millions) Third Quarter $22.1 $21.5 2.7% Nine Months $40.2 13.4% $34.8 2009 2010 (1) See reconciliation of Adjusted Operating Income on page 34. 22

Adjusted EBITDA(1) ($ in Millions) Third Quarter $36.9 $36.8 0.3% 2009 2010 Nine Months $84.6 7.1% $78.6 (1) See reconciliation of Adjusted EBITDA on page 40. 2009 2010 23

Adjusted EBITDA Change ($ in Millions) Third Quarter Nine Months Terminal Services and Logistics Revenue Growth $5.0 $8.7 Terminal Expense Savings* 2.9 4.3 Overhead Cost Reductions 2.1 8.9 Rate, Net of Fuel 1.1 (2.9) Gain on Joint Venture Sale — 0.4 Weather-related Vessel Incidents - (2.2) Rolling Stock Higher Lease Expense (0.5) (1.4) Other Operating Expenses Expansion (1.1) (3.1) Vessel Operating Expense Increase (1.7) (4.1) Fuel Recovery Larger Deficit (1.8) (7.5) Transportation Services Agreement Revenue Decline (2.2) (0.7) Volume Shortfall (3.9) (6.4) Total Decrease $ (0.1) $ (6.0) * Net of labor assessments 24

Adjusted Net Income(1) ($ in Millions) Third Quarter $11.4 $11.0 3.5% 2009 2010 Nine Months $10.8 65.7% $3.7 2009 2010 (1) See reconciliation of Adjusted Net Income on page 38. 25

Adjusted Diluted Net Income Per Share(1) Third Quarter $0.37 $0.35 5.4% 2009 2010 Nine Months $0.35 65.7% $0.12 2009 2010 (1) See reconciliation of Adjusted Net Income Per Share on page 39. 26

Free Cash Flow — Nine Months ($ in Millions) September 19, September 20, 2010 2009 Adjusted EBITDA $78.6 $84.6 Stock Based Compensation 1.9 2.4 Gain on Equipment Disposals / Chenega Sale (0.7) - Working Capital (9.8) (15.1) Vessel Payments in Excess of Accruals (9.6) (9.6) Annual Cash Incentive Plan (5.4) 2.3 Capital Expenditures (8.8) (8.2) Dry-Dock Expenditures (15.8) (11.3) Interest, Net (23.8) (22.7) Proceeds from Equipment Disposals / Chenega Sale 1.4 1.0 Taxes 0.1 (0.3) Adjusted Free Cash Flow 8.1 23.1 DoJ Investigation Related Expenses / Puerto Rico Settlement (3.3) (15.7) Restructuring Charge Payments (0.2) (3.2) Vessel / Equipment Impairment — (1.5) Union OPEIU Severance (0.3) (0.5) Free Cash Flow 4.3 2.2 Debt Borrowing 87.8 64.0 Debt Payments (89.6) (53.9) Financing Fees — (3.5) Common Stock Issued Under Employee Stock Purchase Plan 0.1 0.1 Dividends (4.6) (10.0) Net Cash Flow $ (2.0) $ (1.1) 27

Liquidity, Credit Facility Compliance & Debt Structure ($ in Millions) Corporate Liquidity September 19, 2010 • Cash Balance $4.4 • Effective Revolver Availability 81.4 Total Liquidity $85.8 Credit Facility Compliance Q3 LTM 2010 Covenant • Interest Coverage Ratio 3.81 >3.50 • Senior Secured Leverage Ratio 1.98 <2.75 Debt Structure GAAP Amount Funded Amount Rate Formula Interest Rate Maturity Revolver $112.3 $112.3 LIBOR+3.25% *3.56% (1) 08/08/12 Term Loan 98.4 98.4 3.02%+3.25% 6.27% (1) 08/08/12 Total Senior Debt 210.7 210.7 Convertible Notes 310.4 330.0 4.25% 08/15/12 Total Long-Term Debt $521.1 $540.7 *4.48% *weighted average (1) Maturity will accelerate to February 15, 2012, if convertible notes are not refinanced by that date 28

Third Quarter 2010 Review Questions & Answers

Financial Appendix

Income Statement Summary — Third Quarter ($ in Thousands, Except Share and per-Share Amounts) Actual Adjusted (1) Quarter Ended Quarter Ended Quarter Ended Quarter Ended Sept. 19, 2010 Sept. 20, 2009 Sept. 19, 2010 Sept. 20, 2009 Operating Revenue $311,009 $307,972 $311,009 $307,972 Operating Expense 292,912 289,016 289,531 285,849 Operating Income 18,097 18,956 21,478 22,123 Other Expense 10,317 10,564 10,317 10,564 Pretax Income 7,780 8,392 11,161 11,559 Income Tax Expense (Benefit ) 33 (46) 201 173 Net Income $7,747 $8,438 $10,960 $11,386 Earnings Per Share — Basic $0.25 $0.28 $0.35 $0.38 Earnings Per Share — Diluted $0.25 $0.27 $0.35 $0.37 Shares Outstanding — Basic 30,865,354 30,429,848 30,865,354 30,429,848 Shares Outstanding — Diluted 31,195,987 30,913,654 31,195,987 30,913,654 EBITDA $33,405 $33,770 $36,786 $36,937 Operating Ratio 94.2% 93.8% 93.1% 92.8% (1) Adjustments exclude the impact of items as noted on pages 33-40. 31

Income Statement Summary — Nine Months ($ in Thousands, Except Share and per-Share Amounts) Actual Adjusted (1) Nine Months Ended Nine Months Ended Nine Months Ended Nine Months Ended Sept. 19, 2010 Sept. 20, 2009 Sept. 19, 2010 Sept. 20, 2009 Operating Revenue $902,727 $858,807 $902,727 $858,807 Operating Expense 873,701 851,876 867,971 818,563 Operating Income 29,026 6,931 34,756 40,244 Other Expense 30,890 29,310 30,890 29,260 Pretax (Loss) Income (1,864) (22,379) 3,866 10,984 Income Tax (Benefit) Expense (17) 10,219 157 128 Net (Loss) Income $ (1,847) $ (32,598) $3,709 $10,806 (Loss) Earnings Per Share — Basic $ (0.06) $ (1.07) $0.12 $0.36 (Loss) Earnings Per Share — Diluted $ (0.06) $ (1.07) $0.12 $0.35 Shares Outstanding — Basic 30,660,386 30,430,911 30,660,386 30,430,911 Shares Outstanding — Diluted 30,660,386 30,430,911 30,970,383 30,744,079 EBITDA $72,915 $51,231 $78,645 $84,594 Operating Ratio 96.8% 99.2% 96.1% 95.3% (1) Adjustments exclude the impact of items as noted on pages 33-40. 32

Adjusted Operating Expense Reconciliation ($ in Thousands) Quarter Ended Quarter Ended Nine Months Ended Nine Months Ended September 19, 2010 September 20, 2009 September 19, 2010 September 20, 2009 Operating Expense $292,912 $289,016 $873,701 $851,876 Adjustments: Antitrust Legal Expenses (1,475) (1,959) (3,463) (10,445) Impairment Charge (1,799) (1,208) (1,799) (1,867) Union Severance (107) — (468) - Legal Settlement — - — (20,000) Restructuring Charge — - - (1,001) Total Adjustments (3,381) (3,167) (5,730) (33,313) Adjusted Operating Expense $289,531 $285,849 $867,971 $818,563 33

Adjusted Operating Income Reconciliation ($ in Thousands) Quarter Ended Quarter Ended Nine Months Ended Nine Months Ended September 19, 2010 September 20, 2009 September 19, 2010 September 20, 2009 Operating Income $18,097 $18,956 $29,026 $6,931 Adjustments: Antitrust Legal Expenses 1,475 1,959 3,463 10,445 Impairment Charge 1,799 1,208 1,799 1,867 Union Severance 107 — 468 - Legal Settlement — - — 20,000 Restructuring Charge — - — 1,001 Total Adjustments 3,381 3,167 5,730 33,313 Adjusted Operating Income $21,478 $22,123 $34,756 $40,244 34

Adjusted Other Expense Reconciliation ($ in Thousands) Quarter Ended Quarter Ended Nine Months Ended Nine Months Ended September 19, 2010 September 20, 2009 September 19, 2010 September 20, 2009 Other Expense $10,317 $10,564 $30,890 $29,310 Adjustments: Loss on Modification of Debt — - — (50) Total Adjustments — - — (50) Adjusted Other Expense $10,317 $10,564 $30,890 $29,260 35

Adjusted Pretax Income Reconciliation ($ in Thousands) Quarter Ended Quarter Ended Nine Months Ended Nine Months Ended September 19, 2010 September 20, 2009 September 19, 2010 September 20, 2009 Pretax Income (Loss) $7,780 $8,392 $ (1,864) $ (22,379) Adjustments: Antitrust Legal Expenses 1,475 1,959 3,463 10,445 Impairment Charge 1,799 1,208 1,799 1,867 Union Severance 107 — 468 - Legal Settlement — - — 20,000 Restructuring Charge — - — 1,001 Loss on Modification of Debt — - — 50 Total Adjustments 3,381 3,167 5,730 33,363 Adjusted Pretax Income $11,161 $11,559 $3,866 $10,984 36

Adjusted Income Tax Expense Reconciliation ($ in Thousands) Quarter Ended Quarter Ended Nine Months Ended Nine Months Ended September 19, 2010 September 20, 2009 September 19, 2010 September 20, 2009 Income Tax Expense (Benefit) $33 $ (46) $ (17) $10,219 Adjustments: Tax Valuation Allowance — - — (10,561) Tax Impact of Adjustments 168 219 174 520 Total Adjustments 168 219 174 (10,041) Adjusted Income Tax Expense $201 $173 $157 $178 37

Adjusted Net Income Reconciliation ($ in Thousands) Quarter Ended Quarter Ended Nine Months Ended Nine Months Ended September 19, 2010 September 20, 2009 September 19, 2010 September 20, 2009 Net Income (Loss) $7,747 $8,438 $ (1,847) $ (32,598) Adjustments: Antitrust Legal Expenses 1,475 1,959 3,463 10,445 Impairment Charge 1,799 1,208 1,799 1,867 Union Severance 107 — 468 -Legal Settlement — - — 20,000 Restructuring Charge — - — 1,001 Loss on Modification of Debt — - — 50 Tax Valuation Allowance — - — 10,561 Tax Impact of Adjustments (168) (219) (174) (520) Total Adjustments 3,213 2,948 5,556 43,404 Adjusted Net Income $10,960 $11,386 $3,709 $10,806 38

Adjusted Net Income Per Share Reconciliation Quarter Ended Quarter Ended Nine Months Ended Nine Months Ended September 19, 2010 September 20, 2009 September 19, 2010 September 20, 2009 Net Income (Loss) Per Share $0.25 $0.27 $ (0.06) $ (1.07) Adjustments Per Share: Antitrust Legal Expenses 0.05 0.06 0.11 0.34 Impairment Charge 0.05 0.04 0.05 0.06 Union Severance - — 0.02 -Legal Settlement — - — 0.66 Restructuring Charge — - — 0.03 Tax Valuation Allowance — - - 0.35 Tax Impact of Adjustments — - — (0.02) Total Adjustments 0.10 0.10 0.18 1.42 Adjusted Net Income Per Share $0.35 $0.37 $0.12 $0.35 39

EBITDA and Adjusted EBITDA Reconciliation ($ in Thousands) Quarter Ended Quarter Ended Nine Months Ended Nine Months Ended September 19, 2010 September 20, 2009 September 19, 2010 September 20, 2009 Net Income (Loss) $7,747 $8,438 $ (1,847) $ (32,598) Interest Expense, Net 10,306 10,563 30,872 29,249 Tax Expense (Benefit) 33 (46) (17) 10,219 Depreciation and Amortization 15,319 14,815 43,907 44,361 EBITDA 33,405 33,770 72,915 51,231 Antitrust Legal Expenses 1,475 1,959 3,463 10,445 Impairment Charge 1,799 1,208 1,799 1,867 Union Severance 107 — 468 -Legal Settlement — - — 20,000 Restructuring Charge — - — 1,001 Loss on Modification of Debt — - — 50 Adjusted EBITDA $36,786 $36,937 $78,645 $84,594 Note: EBITDA is defined as net income plus net interest expense, income taxes, depreciation and amortization. We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii) the senior credit facility contains covenants that require Horizon Lines Inc. to maintain certain interest expense coverage and leverage ratios, which contain EBITDA and (iii) EBITDA is a measure used by our management team to make day-to-day operating decisions. Adjusted EBITDA excludes certain charges in order to evaluate our operating performance, for making day-to-day operating decisions and when determining the payment of discretionary bonuses. 40

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